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                                    Exhibit 3




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THIS DEED is made on the 11th day of November 1996

BETWEEN:

AMERICAN PHOENIX GROUP, INC.
of Suite 1260, 5 Park Plaza
Irvine, California 92714
UNITED STATES OF AMERICA
("Assignor")

and

CAPITAL FINANCE CORPORATION
(PASTORAL HOLDINGS) PTY LTD
of 459 Collins Street
Melbourne, Victoria 3000
AUSTRALIA
("Assignee")

WHERE:

A. The parties set out in the Schedule to this Deed ("Borrowers") in relation to the respective amounts set out against their names are indebted to the Assignor pursuant to an assignment to the Assignor of the rights under the original loan agreements executed by the Borrowers ("Loan Agreements").

B. The Loan Agreements constitute evidence of monies owed by the Borrowers to the Assignor ("Debt").

C. The Assignor has agreed to assign its right title and interest in the Loan Agreements to the Assignee and the Assignee has agreed to accept the assignment.


NOW THIS DEED WITNESSES AS FOLLOWS THAT:-

1.   Definitions and Interpretation



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     1.1  Words importing the singular number include the plural and vice-versa and words importing any gender include all other genders.

     1.2 Headings are for reference only and shall not effect the construction of this Deed.

     1.3 A reference to a party if more than one is to them jointly and severally.

     1.4 Any reference to a statute ordinance code or other law, includes all regulations and other instruments and all consolidations, amendments, re-enactments or replacements.

     1.5  All Schedules are included as part of this Deed.

     1.6 Any reference to "dollars" or "$" is a reference to United States currency.

     1.7  The following words shall have meaning give to them:-

          "Assignee" means Capital Finance Corporation (Pastoral Holdings) Pty Ltd of 459 Collins Street, Melbourne, Victoria 3000, Australia.

          "Assignor" means American Phoenix Group, Inc. of 5 Park Plaza, Suite 1260, Irvine, California 92714, United States of America.

          "Borrowers" means the parties set out in the Schedule to this Deed.

          "Debt" means monies owed by the Borrowers to the Assignor.

          "Loan Agreements" means an assignment to the Assignor of the rights under the original loan agreements executed by the Borrowers.

2.   Assignment

     In consideration of the payment of USD EIGHT MILLION SIX HUNDRED THOUSAND DOLLARS (USD $ 8,600,000), the Assignor as beneficial owner assigns the Assignee absolutely all of the Assignor's right, title and interest in the Loan Agreements together with all interest which has accrued from September 1, 1996 or which may accrue in the future under the Loan Agreements.

3.   Payment


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     The parties agree that the consideration for the assignment shall be paid by the Assignee to the Assignor as follows:-

     3.1 USD FIVE HUNDRED THOUSAND DOLLARS (USD $500,000) on or before December 1, 1996.

     3.2 USD THREE MILLION DOLLARS (USD $3,000,000) on or before December 15, 1996.

     3.3  USD TWO MILLION DOLLARS (USD $2,000,000) on or before January 31,
          1997.

     3.4 USD THREE MILLION ONE HUNDRED THOUSAND DOLLARS (USD $3,100,000) on or before February 28, 1997.

4.   Covenants

     The Assignor covenants with the Assignee as follows that :-

     4.1  The Debt is still due and owing in full.

     4.2 The Assignor has the full power to assign the Loan Agreement to the Assignee.

     4.3 The assignment of the Loan Agreement under this Deed shall be taken by the Assignee free and clear of any mortgages, pledges, liens, charges or any other encumbrances or claims or interest of any other persons other than the charge to First For Finance Pty Ltd details of which the Assignee is aware.

     4.4 The Assignor shall do all acts and things including without limitation the execution of all such documents as may be reasonably required by the Assignee to give effect to the assignment contemplated by this Deed.

5.   Termination

     The Assignee acknowledges that the Assignor shall be entitled to terminate this Deed immediately by notice in writing to the Assignee upon the happening of any of the following acts:-

     5.1 The Assignee committing or permitting to occur any persistent breach or default in the due and punctual observance and performance of any of its covenants, duties and obligations, or any of the covenants, duties or obligations to be performed by a consultant appointed by the Assignee.


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     5.2  The Assignee makes or has made or appointed in relation to it or is:-

          5.2.1 An order for its winding up (except for the sole purpose of reconstruction or amalgamation).

          5.2.2 An order for the appointment of a provisional liquidator.

          5.2.3 An assignment for the benefit of or composition with its creditors.

          5.2.4 Unable to pay its debts within the meaning of the Law.

          5.2.5 An official manager or receiver is appointed pursuant to the Law.

     5.3 The Assignee if a natural person dies, or is, or becomes incapable of managing its own affairs.

     5.4 A trustee in bankruptcy is appointed of the Assignee or a composition is made with its creditors.

     5.5 Any execution or process of the court is issued against or levied upon the Assignee for a sum of more than TEN THOUSAND DOLLARS ($10,000).

6.   Default

     If the Assignee defaults in any payment due to the Assignor then in addition to the rights contained in the previous clause the full amount due to the Assignor becomes immediately payable and the Assignor may immediately issue proceedings for recovery of the fully amount.

7.   Further Assurances

     The parties shall, and shall use their respective reasonable endeavors to procure from themselves and from any necessary third parties to do, execute and perform all such further deeds, documents assurances, acts and things as may be necessary or desirable to give full effect to the provisions of this Deed without limiting the generality of the foregoing, any re-execution or amendment of this Deed so as to bind the parties to the terms and conditions stated in this Deed.

8.   Entire Agreement


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     This Deed constitutes the entire agreement between the parties with respect to the matters dealt with in this Deed and supersedes any previous agreement between the parties in relation to such matters.

9.   Variations

     No variation, modification, waiver or amendment of any provision of this Deed, nor consent to any departure by any party to this Deed shall in any event be of any force or effect unless the same shall be confirmed in writing (in one or more copies), signed by the parties, and then such variation, modification, waiver or consent shall be effective only the extent for which it may be made or given.

10.  Waiver

     10.1 No failure to exercise and no delay in exercising on the part of the Assignor any right, power or privilege under this Deed shall operate as a waiver nor shall any sign or partial exercise of any right, power or privilege preclude any other or further exercise or the exercise of any other right, power or privilege.

     10.2 The rights and remedies provided in this Deed are cumulative and not exclusive of any rights or remedies otherwise provided by law.

11.  Notices

     11.1 Any notice, demand or other communication given or made under this Deed shall be in writing and shall be deemed duly given or made if delivered or sent by post, or facsimile transmission to the address of the parties set out in this Deed. Any party may change its address or facsimile transmission numbers for the purposes of this Deed by giving notice in writing of such change to the other party.

     11.2 Any notice, demand or other communication shall be deemed, in the absence of proof to the contrary, to have been received by the party to whom it was sent:

          11.2.1 In the case of hand delivery, upon the date of such delivery.

          11.2.2 In the case of prepaid post, on the second day next following the date of dispatch.

          11.2.3 In the case of facsimile transmissions, at the time of transmission, provided that, following the transmission, the sender receives the transmission confirmation report.


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         Unless in any such case it would be deemed to have been received on a day which is not a business day in the place where addressed, or after 5:00 p.m. on a business day, in which event it shall be deemed to have been received on the next business day.

12.      Inurement

     The provisions of this Deed shall enure for the benefit of and be binding upon the parties and upon their respective successors.

13.      Severability

     Notwithstanding that any provision of this Deed may prove to be illegal or unenforceable pursuant to any statute or rule of law or for any other reason those provisions are deemed omitted without affecting the legality of the remaining provisions and, the remaining provisions of this Deed shall continue in full force and effect.

14.      Power of Attorney

     The parties agree as follows:-

     14.1 The Assignor for valuable consideration (the receipt of which is acknowledged) irrevocably appoints the Assignee as the attorney of the Assignor in the name of the Assignor to:-

          14.1.1 Demand, sue for receive and give effectual discharges for the Debt.

          14.1.2 Conduct any legal proceedings in relation to the Debt including proceedings on appeal as effectually as the Assignor could or might.

          14.1.3 For any purpose from time to time appoint any substitute delegate or sub attorney.

     14.2 The Assignee shall indemnify the Assignor against all costs and expenses incurred in connection with anything done by the Assignee as the attorney of the Assignor pursuant to this clause.

15.  Governing Law



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     This Deed shall be governed by and construed in accordance with the laws of
     Victoria, Australia and the parties submit to the non-exclusive jurisdiction of its courts.

IN WITNESS this Deed has been executed on the date first written

SIGNED for and on behalf of       )
AMERICAN PHOENIX GROUP            )
INC in the presence of:           )         ____________________________________
                                            Signature



____________________________________        ____________________________________
Signature of Witness                        Name



____________________________________        ____________________________________
Name of Witness (BLOCK LETTERS)             Position


SIGNED for and on behalf of           )
CAPITAL FINANCE CORPORATION           )
(PASTORAL HOLDINGS) PTY LTD           )
in the presence of:                   )     ____________________________________
                                            Signature



____________________________________        ____________________________________
Signature of Witness                        Name



____________________________________        ____________________________________
Name of Witness (BLOCK LETTERS)             Position


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                                 PROMISSORY NOTE


$8,600,000 USD


FOR VALUE RECEIVED, undersigned Capital Finance Corporation (Pastoral Holdings) Pty Ltd of 459 Collins Street, Melbourne Victoria 3000 Australia ("Maker") promises to pay to the order of American Phoenix Group, Inc. of Suite 1260, 5 Park Plaza, Irvine, California 92714 United States of America ("Holder") at such place as the Holder may designate in writing to the undersigned the principal sum of $8,600,000 (Eight Million Six Hundred Thousand United States Dollars) together with interest on the principal sum from date of this Promissory Note until paid, at the rate 0.0% (zero percent) per annum as follows:

1. one (1) instalment of principal in the amount of $500,000 (Five Hundred Thousand United States Dollars) to be effected on or before 1 December 1996,

2. one (1) instalment of principal in the amount of $3,000,000 (Three Million United States Dollars) to be effected on or before 15 December 1996,

3. one (1) instalment of principal in the amount of $2,000,000 (Two Million United States Dollars) to be effected on or before 31 January 1997,

4. one (1) instalment of principal in the amount of $3,100,000 (Three Million One Hundred Thousand United States Dollars) to be effected on or before 28 February 1997,

unless extended by the mutual written consent of the parties. The entire principal amount shall be paid on that date.

Payments shall be applied first to any accrued interest and the balance to principal.

All or any part of the principal sum may be prepaid at any time and from time to time without penalty.

In the event of any default by the undersigned in the payment of principal or interest when due or in the event of the suspension of actual business, insolvency, assignment for the benefit of creditors, adjudication of bankruptcy, or appointment of a receiver, of or against the undersigned, the unpaid balance of the principal sum of this Promissory Note shall at the option of the holder become immediately due and payable.

The Maker and all other persons who may become liable for the payment of this Promissory Note severally waive demand, presentment, protest, note of dishonor or nonpayment, notice

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of protest, and any and all lack of diligence or delays in collection which may occur, and expressly consent and agree to each and any extension or postponement of time of payment of this Promissory Note from time to time at or after maturity or other indulgence, and waive all notice of such.

This Promissory Note may be assigned by either party giving to the other notice in writing of the assignment.

In case suit or action is instituted to collect this note, or any portion of this note, the Maker promises to pay such additional sum, as the court may deem reasonable, legal fees in said proceedings.

This note is made and executed under, and is in all respects by the laws of the State of Victoria, Australia, however the parties agree to submit to the jurisdiction of the State of California in the United States of America.



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